SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2001


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  0-21930               77-0340829
   (State or Other Jurisdiction      (Commission            (IRS Employer
         of Incorporation)           File Number)         Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

        Reference is made to the press release of BioSource International, Inc. (the "Registrant") issued on October 25, 2001, announcing the Registrant's financial results for the third quarter of fiscal year 2001 and approval of a stock repurchase program. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated October 25, 2001, announcing third quarter 2001 financial results and stock repurchase program.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 2, 2001                            BIOSOURCE INTERNATIONAL, INC.



                                            By:    /S/ CHARLES C. BEST
                                                --------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

99.1           Press Release dated October 25, 2001,                     5
               announcing third quarter 2001 financial
               results and stock repurchase program.


                                     Page 4